EXHIBIT 23.1


                         Consent of Independent Auditors

We consent to the use of our report dated November 8, 2004, with respect to the consolidated financial statements of 21st Century Newspapers, Inc., incorporated by reference in the Registration Statement on Form S-8 (No. 333-27555) pertaining to the 1997 Stock Incentive Plan of Journal Register Company.


                                                      /s/ ERNST & YOUNG LLP

Atlanta, Georgia
November 11, 2004